First BanCorp Investor Presentation February 2014 Exhibit 99.1

Disclaimer

This presentation may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by such forward-looking statements: uncertainty about whether the Corporation and FirstBank will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of
New York (the “New York Fed”) and the consent order dated June 2, 2010 that FirstBank entered into with the FDIC and the Office of the Commissioner of Financial Institutions
of the Commonwealth of Puerto Rico (the “FDIC Order”) that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent, and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the FDIC Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the
Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the New York Fed or the Board of Governors of the Federal Reserve System
(“Federal Reserve Board”) to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, which has contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs, and provisions and may subject the
Corporation to further risk from loan defaults and foreclosures; the ability of FirstBank to realize the benefit of the deferred tax asset; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, including the interest rate environment, market liquidity, housing absorption rates, real estate prices, and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources, and affect demand for all of the Corporation’s products and services and reduce the Corporation’s revenues, earnings, and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico, the current fiscal problems and budget deficit of the Puerto Rico government and recent credit downgrades of the Puerto Rico government; a credit default by the Puerto Rico government or any of its public corporations or other instrumentalities, and recent and/or future downgrades of the long-term debt ratings of the Puerto Rico government, which could adversely affect economic conditions in Puerto Rico; the risk that any portion of the unrealized losses in the Corporation’s investment portfolio is determined to be other-than-temporary, including unrealized losses on Puerto Rico government obligations; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, which could affect the Corporation’s financial condition or performance and could cause the
Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve Board, the New York Fed, the FDIC, government-sponsored housing agencies, and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact on the Corporation’s results of operations and financial condition of acquisitions and dispositions; a need to recognize additional impairments on financial instruments, goodwill, or other intangible assets relating to acquisitions; the risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the
Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices, and cost of operations; the risk of losses in the value of investments in unconsolidated entities that the Corporation does not control; and general competitive factors and industry consolidation.  The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.

Eastern
Caribbean:
7% of Assets
Franchise Overview
Founded in 1948
Headquartered in San Juan, Puerto
Rico with operations in PR, Eastern
Caribbean (Virgin Islands) and Florida
–
~2,500 FTE employees
(1)
2nd largest financial holding company
in Puerto Rico with attractive business
mix and substantial loan market share
Florida presence with focus on
serving south Florida region
The largest depository institution  in
the Virgin Islands with approximately
40% market share
146 ATM machines and largest ATM
network  in the Eastern Caribbean
Region (2)
A well diversified operation with over
650,000 retail & commercial
customers
Well diversified with significant competitive strengths
As of December 31, 2013.
1) FTE = Full Time Equivalent.
2) Eastern Caribbean Region or ECR includes United States and British Virgin Islands.
2
Total Assets - $12.7B
Total Loans - $9.7B
12 bank branches
1 Loan Production Office
SE Florida:
9% of Assets
28% of core
deposits
(3)
14% of core
deposits
(3)
12 bank branches
3 First Express branches
Total Deposits - $9.9B
3) Data as of December 31, 2013. Core deposits excludes brokered CDs.

Franchise Overview
($ in millions)
Well positioned Puerto Rico institution in a consolidating market
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of  9/30/13.
1) Puerto Rico only.
2) Calculated as institution bank branches within a mile of an FBP branch as a percentage of total institution branches.
3) Alphabetical order.
3
Puerto Rico Total Assets (1) Puerto Rico Total Loans (1) Puerto Rico Deposits, Net of Brokered (1)
Strong and uniquely positioned franchise in
densely populated regions of core operating
footprint
Strong market share in loan portfolios
facilitates customer relationship expansion and
cross-sell to increase deposit share
Long-term opportunity for additional
consolidation
Branch overlap of greater than 40% with six
Puerto Rico institutions
(2)
1-mile branch overlap
(3)
64
42
80%
42
47
44
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
1 Banco Popular $25,305 39.7% 1 Banco Popular $18,951 38.7% 1 Banco Popular $17,478 44.1%
2 FirstBank 9,620 15.1% 2 FirstBank 8,081 16.5% 2 Banco Santander 5,585 14.1%
3 Oriental Bank 7,400 11.6% 3 Banco Santander 5,302 10.8% 3 Oriental Bank 4,832 12.2%
4 Scotiabank 6,805 10.7% 4 Oriental Bank 5,216 10.7% 4 FirstBank 3,886 9.8%
5 Banco Santander 6,707 10.5% 5 Scotiabank 4,958 10.1% 5 Scotiabank 3,467 8.7%
6 Doral Bank 5,363 8.4% 6 Doral Bank 2,776 5.7% 6 Citibank 2,011 5.1%
7 Citibank 2,011 3.2% 7 Other 2,732 5.6% 7 Doral Bank 1,954 4.9%
8 Banco Cooperativo 513 0.8% 8 Citibank 711 1.5% 8 Banco Cooperativo 430 1.1%
9 BBU 23 0.0% 9
Banco Cooperativo
183 0.4% 9 BBU 25 0.1%
Total $63,746 100% Total $48,911 100% Total $39,669 100%
Institutions Institutions Institutions

2009 2013 Change ('09-'13) % improvement
NPAs $1,711 $725 $986 58%
NPAs/assets 8.7% 5.7% 298 bps
Tier 1 Common 4.1% 12.7% 862 bps 104%
TCE / TA 3.2% 8.7% 551 bps 75%
Core deposits $5,108 $6,738 $1,630 32%
NIM 2.69% 4.11% 142 bps
Our turnaround story
Franchise Overview
($ in millions)
De-Risking of Balance Sheet
Capital
Enhanced Franchise Value
4
June 2010:
Written
Agreement
with the FED
and Consent
Order with
FDIC
July 2010:
The U.S.
Treasury
exchanged
TARP for
convertible
preferred
August 2010:
Exchange of 89%
Perpetual
Preferred Stock
for Common
February 2011:
Sale of non-
performing
loans with a
book value of
$269 million
Feb-April 2011:
Sale of $330
million of MBS
and  $518
million of
performing
residential
mortgages
March 2013:
Sale of non-performing
loans with a book value
of $217.7 million and
entered two separate
agreements for sale of
NPLs with a book value
of $99 million
2010 2011 2013
October 2011:
Conversion of
the shares held
by the U.S.
Treasury into
32.9 million
shares of
common stock
May 2012:
Acquisition of a $406
million portfolio of
FirstBank-branded
credit cards from FIA
June 2013:
Write-off of $66.6
million collateral
pledged to
Lehman, sale of
NPLs with book
value of $203.8
million and $19.2
million of OREO
October 2011:
Private placement
of $525 million in
common stock.
Lead investors
included Thomas H.
Lee & Oaktree
2012
1) Represents change in dollar amount.
(1)
(1)
(1)
(1)
August 2013:
Completed
secondary
offering reducing
ownership
interest of U S
Treasury and PE
Investors

Highlights
Fiscal Year 2013
Effectively executing strategic plan as we continue to de-risk the balance sheet and focus efforts on strengthening our core franchise across our three geographies
5
* See reconciliation on page 21 – Use of Non GAAP Financial Measures position on the island in consumer and auto lending; and
NPAs, down $513 million, or 41%, compared to FYE 2012;
Completed two large bulk sale transactions in first half of 2013 with a loss $140.8 million; and
Wrote-off assets pledged as collateral to Lehman.
FYE 2013 loss of $164.5 million, impacted by accelerated balance sheet clean-up, adj. income
*
of $45.4 million;
NIM improved 47 basis points to 4.11% compared to FYE 2012 through reduced funding costs; and
Posted a strong pre-tax pre-provision income for 2013 of $184 million, still impacted by high credit cost.
Increased $248 million, or 4%, during 2013; and
Reduced reliance on brokered CDs by $233 million compared to FYE 2012.
$3.7 billion of originations for 2013, an increase of approximately $600 million compared to 2012;
Continued focus on rebuilding our credit card book, C&I and mortgage loans while strengthening our dominant
Achieved loan growth in our Florida book.
Asset Quality: Remains our top priority…
Profitability: Achieved in second half of 2013 following bulk sale transactions…
Core Deposits: Continued building product capabilities and deepening relationships…
Loan Originations: Key strength of the franchise…
Capital Position: Strong capital position allowing us to continue to address our legacy asset issues in a challenging economic environment.  Our deferred tax asset valuation allowance is $523 million.

Profitability
•
Adjusted net income of $18.5 million, excluding the aforementioned items. These results were also impacted by a $5.9 million loss in the equity of the unconsolidated entity and $7 million increase in write-downs to certain commercial OREO properties.
•
Net interest margin increased by 5 basis points to 4.25% driven by reductions in funding costs.
•
Pre-tax, pre-provision income of $47.6 million compared to $50.9 million in 3Q 2013.
Asset Quality
•
Total NPAs decreased by $0.6 million compared to 3Q 2013.  NPAs/Assets of 5.7%.  No large held for sale loans or OREO sales were completed during the quarter.
•
Net charge-offs of $26.5 million, or an annualized 1.10% of average loans, compared to $33.9 million in the third quarter of 2013.
Core Deposits
•
Deposits, net of government and brokered, increased by $17.4 million in 4Q 2013.
•
Government deposits decreased by $53.1 million in 4Q 2013.
•
Brokered certificates of deposit decreased by $38.5 million in 4Q 2013.
Capital
•
Deferred Tax Asset valuation allowance of $523 million
•
Q4 2013 Capital position was further strengthened:
Effectively Executing Strategic Plan
Fourth Quarter 2013
6
–
Risk Based Capital Ratio 17.1% compared to 16.9% in 3Q 2013
–
Tier 1 Ratio 15.8% compared to 15.6% in 3Q 2013
–
Leverage Ratio 11.7% compared to 11.7% in 3Q 2013
–
Tier 1 Common Ratio 12.7% compared to 12.6% in 3Q 2013
–
Tangible Common Equity Ratio 8.71% compared to 8.65% in 3Q 2013
•
Net income of $14.8 million, or $0.07 per diluted share, including $2.5 million for attorneys’ fees awarded to the counterparty on the Lehman Brothers litigation and $1.4 million in branch consolidation and restructuring  expenses.
•
Inflows of nonperforming loans increased by $10.4 million driven by residential mortgages and two large commercial loan relationships.
•
Provision for loan and lease losses of $23.0 million compared to $22.2 million in 3Q 2013.

Core deposit growth strategy continues producing positive
results; $1.6billion since 2009
Florida continues to be a strong funding source
Focus remains on cross-selling opportunities
Cost of deposits, net of brokered CDs, decreased to 0.81%
Reduced reliance on brokered CDs
$3.1 billion (32% of deposits) today vs. $7.4 billion
(60%) in 2009
7
Core Deposits
(1)
Total Deposit Composition
Cost of Deposits
(1)
Brokered CDs
32%
Non-interest
bearing
9%
Interest bearing
59%
4Q 2013
1) Total Deposits excluding Brokered CDs.
Opportunity for Earnings Growth
Successful deposit growth over recent years
Brokered CDs
60%
Non-interest
bearing
6%
Interest bearing
34%
4Q 2009
2,381
2,477
2,654
2,776
2,842
774
763
915
1,108
1,136
1,505
2,090
2,126
2,077
2,054
448
470
481
529
706
$5,108
$5,800
$6,176
$6,490
$6,738
$0
$1,500
$3,000
$4,500
$6,000
2009 2010 2011 2012 2013
Retail Commercial CDs & IRA Public Funds
($ in millions)
0.81%
0.50%
1.00%
1.50%
2.00%
2009 2010 2011 2012 2013
Total Deposits, Net of Brokered
1.88%
1.56%
1.34%
0.97%

3,417
2,874
2,747
2,714
2,511  2,519  2,549
1,716
1,562
2,013
2,020
2,047
2,059  2,067
701
428
362
223
195  164
169
5,822
5,695
4,932
4,604
4,692
4,766
4,852
301
16
85
276
238  115
76
$11,957
$10,575
$10,140
$9,836
$9,683
$9,623
$9,712
$0
$5,000
$10,000
$15,000
2010 2011 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Residential Consumer & Finance Leases
Construction Commercial
Loans Held for Sale
214
229
262
177
162
305  279
308
290
284
39
28
15
5
9
357
265
431
448  517
$914
$802
$1,016
$920
$972
$0
$220
$440
$660
$880
$1,100
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Continued focus on revenue generation through
growth in commercial and consumer book following
recent bulk sale transactions.
Focus on increasing Consumer and Residential
Mortgage market share & rebuilding our Commercial
portfolio.
–
4Q 2013 originations were strong at $972
million; and
–
Residential mortgage originations declined in
second half of 2013 primarily driven by an
increase in market interest rates and a reduction
in new housing sales.
Anticipating a more challenging market environment
in Puerto Rico and have planned accordingly to
achieve 2014 origination targets.
Continue executing on Florida growth opportunities
– $57 million increase in Florida C&I in 4Q 13
driven by new commercial strategies in the
territory.
8
Loan Portfolio
1) Originations include purchases, refinancings, and draws from existing revolving and non-revolving commitments.
Strong Origination Capabilities
Loan Originations
(1)
($ in millions)
Rebuilding & replacing to achieve higher yielding portfolio

Continuing De-risking of the Balance Sheet

Net Charge-offs (NCO) (1)
Non-performing Assets (NPA)
NPAs are down over $1 billion, or 59%, since the peak in 1Q 2010
Recent actions (2013):
Bulk sale of NPAs ($441m book value), resulting in NCOs of $197m
Non-cash charge of $67m due to write-off of securities pledged to
Lehman
(2)
($ in millions)
(3)
2010 2011 2012 2013
1,639
1,551
1,506
1,239
1,233
1,208
1,184
1,138
1,119
1,066
1,008
976
683
506
498  496
150
150
163
163
172
176
188
194
213
242
251
260
256
151
147
175
159
148
95
80
55
$1,790
$1,701
$1,669
$1,562
$1,410
$1,390
$1,377
$1,337
$1,332
$1,308
$1,259
$1,238
$1,087
$752
$726  $725
9.5%
10.0%
9.3%
10.2% 10.2%
9.6%
8.4%
5.7%
5.7%
$0
$400
$800
$1,200
$1,600
$2,000
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
NPLs Held for Sale
Repossessed Assets & Other
Loans Held for Investment
NPAs / Assets
63
39 37
29
54
38
35
56
142
118
67
68
186
101
41
7
$445
$295
$180
$161
$0
$200
$400
$600
2010 2011 2012 2013
Construction
Commercial
Consumer
Residential
Product
Book
Value
Accumulated
Charge-offs
Reserves
Net Carrying
Amount
(5)
C&I $114.8 $50.6 $22.1 56.1%
CRE 127.1 46.6 20.9 61.1%
Const. 106.6 92.9 15.1 45.9%
Total $348.6 $190.2 $58.1 53.9%
Commercial Non-performing Loans (includes HFS)
(4)
Focus remains on organic reductions of nonperforming assets including the disposition of $230million of HFS and OREO
Proactively managing asset quality
1) Excludes bulk sales.
2) Excludes $165 million of net charge-offs associated with the bulk sale to CPG in 2010.
3) Excludes $232 million of net-charge offs associated with the bulk asset sales and transfer of loans in 2013.
4) December 31, 2013.
5) Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs.

Income Statement 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
GAAP Net Interest Income 125.6 $              124.5 $              126.9 $              130.9 $              132.7 $
Provision for loan and lease losses 30.5                     111.1                   87.5                     22.2                     23.0
Non-interest income 20.1                     19.1                     14.3                     16.0                     18.4
Impairment of collateral pledged to Lehman (66.6)                    -                       -
Equity in (losses) gains of unconsolidated entities (8.3)                      (5.5)                      0.6                       (5.9)                      (5.9)
Non-interest expense 90.9                     98.0                     111.3                   99.2                     106.5
Pre-tax net income (loss) 16.0                     (71.0)                    (123.6)                19.6                     15.6
Income tax (expense) benefit (1.5)                      (1.6)                      1.0                       (3.7)                      (0.8)
Net income (loss) 14.5 $                  (72.6) $               (122.6) $             15.9 $                  14.8 $
Adjusted Pre-tax pre-provision earnings 54.5 $                  50.5 $                  35.9 $                  50.9 $                  47.6 $
Net Interest Margin, (GAAP) (%)
3.91% 3.96% 4.04% 4.20% 4.25%
Net income (loss) per common share-basic
0.07 $                  (0.35) $               (0.60) $               0.08 $                  0.07 $
Focus on Strategic Plan
Rebuild earnings and de-risk balance sheet
($ in millions, except per share results)
10
1) See reconciliation on page 19.
Net loss of $164.5 million compared to net income of $29.8 million in 2012 driven by:
Net income of $14.8 million compared to $15.9 million in the third quarter
Adjusted Net income $45.4 million, excluding these items, a 52%
improvement over 2012.
Adjusted net income of $18.5 million vs. $19.3 million in the 3rd quarter, excluding the impact of:
Pre-tax pre-provision of $184 million compared to $179 million in 2012. Pre-tax pre-provision of $47.6 million compared to $50.9 million in the 3rd quarter impacted by higher OREO adjustments.
Net interest income growth of $53.2 million and NIM improvement to
4.11% from 3.64% in 2012.
Net interest income growth of $1.75 million and NIM improvement to 4.25%
from 4.20%.
Fiscal Year 2013 Fiscal Year 2013 Fourth Quarter 2013 Fourth Quarter 2013
Operating expenses increased $60 million largely due to: Operating expenses increase of $7.4 million driven by higher OREO value adjustments, the contingency for counterparty attorney fees on Lehman litigation, and higher credit card costs due to post conversion.
(1)
$140.8 million loss on bulk sales; and
$69.1 million in charges on Lehman write-off & contingency for counterparty attorney' fees.
Full year impact of credit cards operation & conversion costs;
Bulk sale related expenses;  and
Higher OREO expenses - more cases moved to disposition state.
$2.5MM  legal contingency for fees awarded by the court to the other party; and
$1.4 MM in restructuring charges on branch consolidations

Opportunity for Earnings Growth
Targeted strategies for growth

Puerto Rico Market Share
(1)
Puerto Rico
Largest opportunity on deposit products, electronic
banking & transaction services
Growth in selected loan products for balanced
risk/return to manage risk concentration and diversify
income sources
Diversifies revenue stream and loan portfolio
composition
Opportunity to broaden and deepen relationships
SE Florida
Continue focus in core deposit growth, commercial
and transaction banking and conforming residential
mortgages
Recently hired corporate and commercial lending
teams generating growth in loan portfolio
Virgin Islands
Auto / leasing 20% 2
Commercial 20% 2
Credit cards 18% 2
Mortgage
originations
15% 3
Personal 8% 4
ACH Transactions 11% 5
ATM Terminals 10% 3
Debit Cards 7% 4
POS Terminals 12% 2
Branches 12% 4
Deposits 10% 4
Current
Market
Share
Sept-13
Rank
Opportunities for ongoing market share gains
Recently acquired FirstBank-branded credit card portfolio
Expansion prospects in Florida given long-term
demographic trends
Solidify leadership position by further increasing customer
share of wallet
1) Source: Office of the Commissioner of Financial Institutions of Puerto Rico as of 9/30/13 and internal reports.

Opportunity for Earnings Growth

Path to improved profitability
Net Interest
Income
Improvement
Cash liquidity re-
investment
$600MM currently
yielding 28 bps
Replacement of NPLs
for performing loans
Additional loan
growth  as economy
recovers across our
geographies
Provision
Reduction
Currently 116bps of
loans (excluding
bulk sales)
2000-2008
weighted average
provision of 98bps
on loans
Deposit fee income
from expansion of
transaction deposit base
Non-interest bearing
represents only 9% of
deposit base
Market share
expansion of
transaction processing
POS Terminals, Debit
cards, ACH transactions,
ATM Terminals
Credit costs of
$50MM
(1)
for 2013
compared to 2008
annual expense of
$23MM
FDIC Cost reduction
with credit profile
improvement ($15 –
20 million annually)
Fee Income
Opportunities
Operating Expense
Reduction
Long-term Efficiency Ratio Target of 55%
1) Represents net loss on REO operations and professional fees from collections, appraisals and other credit related fees.

Key Investment Highlights

As of December 31, 2013.
1) See reconciliation to net income on page 19.
2) See reconciliation to total equity on page 20.
3) Assuming 100% reversal of Deferred Tax Asset Valuation Allowance of $523m; shares outstanding of 207m. See reconciliation to adjusted tangible book value on page 20.
Improving core operating performance
Average pre-tax pre-provision income for the last five quarters of approximately $48m
NIM expanded 142 bps since 2009 to 4.11% in FYE 2013
Focus on stabilization of non-interest expenses; expected reduction in credit-related expense
Healthy capital levels
Tier 1 Common of $1.2bn or 12.7% and Tier 1 capital of 15.8%
Tangible Book Value of $1.1bn or $5.30 / share
Deferred Tax Asset Valuation Allowance of $523m; Adjusted Tangible Book Value of $7.83 / share
Continuing de-risking of the balance sheet
Total NPAs down over $1bn or 59% since peak in 1Q 2010
Focus remains on reductions of non-performing assets
Opportunity for revenue expansion and earnings growth
Strong loan origination capabilities ($3.7bn FYE 2013)
Potential for NIM expansion through replacement of performing for NPLs
Expected reduction in credit-related and other expenses (e.g., FDIC insurance)
Expected benefits of branch rationalization in 2013
Increasing market share in fee generating products and services, consumer and mortgage loan originations
Opportunity for commercial loan growth in SE Florida with hiring of commercial and corporate loan teams.
Long-term potential for value creation from consolidation in Puerto Rico
(1)
(2)
(3)

Appendix

Puerto Rico Government Exposure

As of December 31, 2013
($ in millions)
Total asset exposure to the Puerto
Rico Government as of December 31,
2013 was approximately $470 million.
Exposure supported by first lien on tax
and operating revenues.
In addition, there is $205 million of
indirect exposure to the Tourism
Development Fund supporting hotel
projects.
Total Government Deposits as of
December 31, 2013 were $546
million.
Total
Government Unit Source of Repayment Outstanding
Investment Portfolio 71.0 $
Central Government:
Commonwealth Appropriations
26.9
Federal Funds
10.8
Tax & Revenue Anticipation Notes
75.0
   Total Central Government (4 Loans) 112.7
Public Corporations:
Operating Revenues
80.6
Rental Income
4.0
   Total Public Corporations (4 Loans) 84.6
Municipalities (10 Loans)
Property Tax Revenues
200.5
Total Direct Government Exposure 468.8 $
Government Unit
Time
Deposits
Transaction
Accounts Total
Federal Funds - $               8.9 $             8.9 $
Municipalities 21.6              84.9              106.5
Public Agencies 4.2                191.0           195.3
Public Corporations 235.0           0.7                235.7
  Total 260.8 $        285.5 $        546.4 $

Stock Profile

Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
(2/10/14):
• $4.90
Shares Outstanding
(as of December 31, 2013):
• 207,091,478
Market Capitalization
(2/10/14):
• $1.01 billion
1 Yr. Average Daily
Volume:
• 766,361
Price
(2/10/14)
to Tangible
Book
(12/31/13):
• 0.92x
Price (2/10/14)
to Adjusted
Tangible Book
(1)
(12/31/13):
• 0.63x
1) Assuming 100% reversal of Deferred Tax Valuation Allowance of $520m; shares outstanding of 207m.
2) Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of
Common Stock in the Corporation’s $525m private placement of Common Stock completed in October 2011. The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
41,851,067 20.2%
Entities managed by Oaktree Capital
Management, L.P.
41,847,284 20.2
United States Department of the
Treasury
(2)
20,941,797 10.1
Wellington Management Company, LLP 14,004,200 6.8

Capital Position and Asset Quality

Asset quality remains our number one focus, while preserving and growing capital
Strong capital position:  Total capital, Tier 1 capital and Leverage ratios of the Corporation of 17.1%, 15.8% and
11.7%, respectively.  $523 million Deferred Tax Asset Valuation Allowance.
9.5%
9.4%
10.0% 10.0%
9.3%
9.8%
10.2%
10.2%
10.2%
10.1%
9.6%
9.5%
8.4%
5.9%
5.7%
5.7%
13.3%
13.4%
13.3%
12.0%
12.0%
12.4% 12.4%
17.1%
17.4%
17.3%
17.5% 17.8% 17.4%
16.6%
16.9%
17.1%
12.0%
12.1%
12.0%
10.7%
10.7%
11.1%
11.1%
15.8%
16.0%
16.0%
16.2%
16.5%
16.2%
15.3%
15.6%
15.8%
8.4%
8.1%
8.3%
7.6%
7.8%
8.0%
8.4%
11.9%
12.3%
12.5%
12.7%
12.6%
12.1%
11.3%
11.7% 11.7%
0.0%
6.0%
12.0%
18.0%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13
NPAs / Assets Total Capital Tier 1 Leverage
Core franchise is strong

Non-performing Assets
($ in millions)
1) Collateral pledged with Lehman Brothers Special Financing, Inc.
18
2009 2010 2011 2012 2013
Non-performing loans held for investment:
  Residential mortgage 441,642 $          392,134 $          338,208 $          313,626 $          161,441 $
  Commercial mortgage 196,535             217,165             240,414             214,780             120,107
  Commercial & industrial 241,316             317,243             270,171             230,090             114,833
  Construction 634,329             263,056             250,022             178,190             58,866
  Consumer & finance leases 50,041                49,391                39,547                38,875                40,302
   Total non-performing loans held for investment 1,563,863          1,238,989          1,138,362          975,561             495,549
OREO 69,304                84,897                114,292             185,764             160,193
Other repossessed property 12,898                14,023                15,392                10,107                14,865
Other assets
(1)
64,543                64,543                64,543                64,543                -
  Total non-performing assets, excluding loans held for sale 1,710,608          1,402,452          1,332,589          1,235,975          670,607
Non-performing loans held for sale -                       159,321             4,764                   2,243                   54,801
  Total non-performing assets 1,710,608 $      1,561,773 $      1,337,353 $      1,238,218 $      725,408 $

(1) Offering of common stock by certain of the Corporation's existing stockholders.
(2)  Represents the impact of the national gross receipts tax corresponding to the first quarter of 2013, recorded during the second quarter after enactment of Act No. 40.
(3) Represents the impact of the national gross receipt tax related to the trade or business outside of Puerto Rico that was reversed in the fourth quarter after enactment of Act No. 117.
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Income (loss) before income taxes 16,028 $         (71,011) $       (123,562) $     19,616 $         15,634 $
Add: Provision for loan and lease losses 30,466            111,123          87,464            22,195            22,969
Add: Net loss on investments and impairments 69                     117                   42                     -                    -
Less: Unrealized gain (loss) on derivatives instruments and
liabilities measured at fair value
(432)                (400)                (708)                (232)                (355)
Add: Bulk sales related expenses and other professional fees related to the terminated preferred stock exchange offer
-                    5,096              3,198              -                    -
Add:  Loss on certain OREO properties sold as part of the bulk sale of non-performing residential mortgage assets
-                    -                    1,879              -                    -
Add: Secondary offering costs (1) -                    -                    -                    1,669              -
Add: Credit card processing platform conversion costs -                    -                    -                    1,715              -
Add: National gross receipt tax (2) -                    -                    1,656              -                    -
Less: National gross receipt tax - outside Puerto Rico (3) -                    -                    -                    -                    (473)
Add: Branch consolidations and other restructuring
expenses/valuation adjustments
-                    -                    -                    -                    1,421
Add: Write-off collateral pledged to Lehman and related expenses -                    -                    66,574            -                    2,500
Add: Equity in losses (earnings) of unconsolidated entities 8,330              5,538              (648)                5,908              5,893
Adjusted pre-tax, pre-provision income 54,461 $         50,463 $         35,895 $         50,871 $         47,589 $
Quarter Ended
Adjusted Pre-tax, Pre-provision Income Reconciliation

($ in thousands)

Tangible Book Value Per Share Reconciliation

($ in millions, except for per share data)
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Tangible equity:
Total equity - GAAP 1,485 $              1,404 $              1,222 $              1,221 $              1,216 $
Preferred equity (63)                       (63)                       (63)                       (63)                       (63)
Goodwill (28)                       (28)                       (28)                       (28)                       (28)
Purchased credit card relationship (24)                       (23)                       (22)                       (21)                       (20)
Core deposit intangible (9)                         (9)                         (8)                         (8)                         (7)
Tangible common equity 1,361 $              1,282 $              1,101 $              1,101 $              1,098 $
Common shares outstanding 206                      206                      207                      207                      207
Tangible book value per common share 6.60 $                  6.21 $                  5.32 $                  5.32 $                  5.30 $
Deferred tax valuation allowance 360 $                   384 $                   523 $                   520 $                   523 $
Deferred tax valuation allowance per share 1.75                     1.86                     2.53                     2.51                     2.53
Adjusted tangible book value per share 8.34 $                  8.08 $                  7.85 $                  7.83 $                  7.83 $
1) Assuming 100% recapture of valuation allowance.
(1)

Use of Non-GAAP Financial Measures

(In thousands, except per share information)
Year Ended
December 31, 2013
As Reported (GAAP)
Bulk Sales
Transaction Impact
Write-off
collateral pledged
to Lehman and
related
contingency for
attorneys' fees
Year Ended
December 31, 2013
Adjusted (Non-
GAAP)
Year Ended
December 31, 2012
As Reported (GAAP) Variance
Net interest income 514,945 $                   - $                         - $                     514,945 $                  461,705 $                   53,240 $
Provision for loan and lease losses 243,751                      (132,002)                   -                        111,749                    120,499                      (8,750)
Net interest income after provision for loan and lease losses 271,194                      132,002                     -                        403,196                    341,206                      61,990
Non-interest (loss) income
(15,489)                       -                           66,574                   51,085                      49,391                       1,694
Non-interest expenses
415,028                      (8,840)                       (2,500)                   403,688                    354,883                      48,805
(Loss) Income before income taxes (159,323)                     140,842                     69,074                   50,593                      35,714                       14,879
Income tax expense (5,164)                        -                           -                        (5,164)                       (5,932)                        768
Net (loss) income
(164,487) $                  140,842 $                  69,074 $                45,429 $                   29,782 $                     15,647 $
Earnings (loss) per common share:
Basic (0.80) $                       0.68 $                       0.34 $                   0.22 $                       0.15 $                        0.07 $
Diluted (0.80) $                       0.68 $                       0.34 $                   0.22 $                       0.14 $                        0.08 $
The results for FYE 2013 were negatively impacted by two significant items:
• an aggregate loss of $140.8 million on two separate bulk sales and valuation adjustments to certain loans transferred to held for sale; and
• a $66.6 million loss related to the write-off of assets pledged as collateral to Lehman together with an additional $2.5 million for a loss contingency of attorneys’ fees awarded to the counterparty related to this matter.
Excluding these items, net income for FYE 2013 was $45.4 million.